FIFTH AMENDED AND RESTATED GUARANTY
(Parent)

This FIFTH AMENDED AND RESTATED GUARANTY (this “Guaranty”), dated April 26, 2021, is made by INVESCO LTD., an exempted company incorporated in the Islands of Bermuda (the “Guarantor”), in favor of the Administrative Agent, each of the L/C Issuers and each of the Lenders (as each such term is defined in the Credit Agreement referred to below).
PRELIMINARY STATEMENT.
A.    Invesco Finance PLC, a public limited company organized under the laws of England and Wales (the “Borrower”), the Guarantor, the lenders party thereto (the “Existing Lenders”), and the Administrative Agent are parties to that certain Fourth Amended and Restated Credit Agreement dated as August 11, 2017 (the “Existing Credit Agreement”);
B.    Pursuant to the Existing Credit Agreement, the Guarantor and the Administrative Agent entered into that certain Fourth Amended and Restated Guaranty dated as of August 11, 2017 (the “Existing Guaranty”);
C.    Pursuant to the terms of that certain Fifth Amended and Restated Credit Agreement, dated as of the date hereof, among the Borrower, the Guarantor, the Administrative Agent and each of the lenders now or hereafter party thereto (the “Lenders”) (as from time to time amended, revised, modified, supplemented or amended and restated, the “Credit Agreement”; all capitalized terms used but not otherwise defined herein shall have the meanings provided therefor in the Credit Agreement), the Lenders have agreed to continue the loans outstanding under the Existing Credit Agreement, and to amend and restate the credit facilities thereunder; and
D.    The Guarantor may receive a portion of the proceeds of the Advances under the Credit Agreement and will derive substantial direct and indirect benefit from the transactions contemplated by the Credit Agreement. It is a condition precedent to the effectiveness of the Credit Agreement and the making of Advances by the Lenders thereunder that the Existing Guaranty be amended and restated by the execution and delivery of this Guaranty by the Guarantor.
NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to make Advances under the Credit Agreement from time to time, the Guarantor hereby agrees as follows:
Section 1. Guaranty; Limitation of Liability.
(a)     The Guarantor hereby unconditionally and irrevocably guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all obligations of each other Loan Party now or hereafter existing under the Loan Documents, whether for principal, interest, fees, expenses or otherwise (such obligations, including, without limitation, the obligations of the Borrower under Section 2.15 of the Credit Agreement, being the “Guaranteed Obligations”), and agrees to pay any and all expenses (including reasonable counsel fees and expenses) incurred by the Administrative Agent, any L/C Issuer or any Lender in enforcing any rights under this Guaranty. Without limiting the generality of the foregoing, the Guarantor’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by a Loan Party to the Administrative Agent, any L/C Issuer or any Lender under the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such Loan Party.
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(b)    The Guarantor hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of any Loan Document, the absence of any action to enforce the same, any waiver or consent by the Administrative Agent, any L/C Issuer or any Lender with respect to any provisions hereof or thereof, the recovery of any judgment against the Borrower, any action to enforce the same, or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of the Guarantor (other than a defense of payment in full or complete performance). The Guarantor hereby waives the benefit of diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Borrower, any right to require a proceeding first against the Borrower, protest, notice and all demands whatsoever. This Guaranty is a guarantee of payment and not of collection.
(c)    Subject to reinstatement pursuant to Section 10, the Guarantor hereby covenants that this Guaranty shall not be discharged except by complete performance of the obligations contained in the Credit Agreement, the Notes and this Guaranty.
(d)    The Guarantor, and by its acceptance of this Guaranty, the Administrative Agent, each L/C Issuer and each Lender, hereby confirms that it is the intention of all such Persons that this Guaranty and the obligations of the Guarantor hereunder not constitute a fraudulent transfer or conveyance for purposes of bankruptcy law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Guaranty and the obligations of the Guarantor hereunder. To effectuate the foregoing intention, the Administrative Agent, the L/C Issuers, the Lenders and the Guarantor hereby irrevocably agree that the obligations of such Guarantor under this Guaranty at any time shall be limited to the maximum amount as will result in the obligations of such Guarantor under this Guaranty not constituting a fraudulent transfer or conveyance.
Section 2. Waiver of Subrogation. Until the Credit Agreement is terminated and all of the Guaranteed Obligations have been paid in full, the Guarantor hereby irrevocably waives and agrees not to exercise any claim or other rights which it may now or hereafter acquire against the Borrower that arise from the existence, payment, performance or enforcement of the Borrower’s obligations under the Credit Agreement and the Guarantor’s obligations under this Guaranty, in any such instance including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, and any right to participate in any claim or remedy of the Administrative Agent, the L/C Issuers or the Lenders against the Borrower, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including, without limitation, the right to take or receive from the Borrower, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim or other rights. If any amount shall be paid to the Guarantor in violation of the preceding sentence and any of the Guaranteed Obligations shall not have been paid in full, such amount shall have been deemed to have been paid to the Guarantor for the benefit of, and held in trust for the benefit of, the Administrative Agent, the L/C Issuers or the Lenders and shall forwith be paid to the Administrative Agent to be credited and applied to the Guaranteed Obligations in favor of the Administrative Agent, the L/C Issuers and the Lenders, whether matured or unmatured, in accordance with the terms of the Loan Documents. The Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Loan Documents and that the waiver set forth in this Section 2 is knowingly made in contemplation of such benefits.
Section 3. No Set-Off. Each payment to be made by the Guarantor hereunder in respect of its obligations shall be payable in the currency or currencies in which such obligations are denominated, and shall be made without set-off, counterclaim, reduction or diminution of any kind or nature.

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Section 4. Obligations Absolute; Obligations Not Affected. The obligations of the Guarantor hereunder shall be continuing and shall remain in full force and effect until all of the Guaranteed Obligations have been paid and satisfied in full. The obligations of the Guarantor hereunder shall not be affected, impaired or diminished in any way by any act, omission, matter or thing whatsoever, occurring before, upon or after any demand for payment hereunder (and whether or not known or consented to by the Guarantor, the Administrative Agent, any of the L/C Issuers or any of the Lenders) which, but for this provision, might constitute a whole or partial defense to a claim against the Guarantor hereunder or might operate to release or otherwise exonerate the Guarantor from any of its obligations hereunder or otherwise affect such obligations, whether occasioned by default of any of the Lenders or otherwise, including, without limitation:

(a)    any limitation of status or power, disability, incapacity or other circumstance relating to the Borrower or any other Person, including any insolvency, bankruptcy, liquidation, reorganization, readjustment, composition, dissolution, winding-up or other proceeding involving or affecting the Borrower or any other Person;

(b)    any irregularity, defect, unenforceability or invalidity in respect of any indebtedness or other obligation of the Borrower or any other Person under the Loan Documents;

(c)    any failure of the Borrower, whether or not without fault on its part, to perform or comply with any of the provisions of any Loan Document to which it is a party, or to give notice thereof to the Guarantor;

(d)    the taking or enforcing or exercising or the refusal or neglect to take or enforce or exercise any right or remedy from or against the Borrower or any other Person or their respective assets or the release or discharge of any such right or remedy;

(e)    the granting of time, renewals, extensions, compromises, concessions, waivers, releases, discharges and other indulgences to the Borrower or any other Person;

(f)    any change in the time, manner or place of payment of, or in any other term of, any of the Guaranteed Obligations, or any other amendment, variation, supplement, replacement or waiver of, or any consent to departure from, any of the Loan Documents, including, without limitation, any increase or decrease in the principal amount of or interest on Advances with respect to any of the Loan Documents;

(g)    any change in the ownership, control, name, objects, businesses, assets, capital structure or constitution of the Borrower, the Guarantor or any other Person;

(h)    the occurrence of any change in the laws, rules, regulations or ordinances of any jurisdiction by any present or future action of any governmental authority or court amending, varying, reducing or otherwise affecting, or purporting to amend, vary, reduce or otherwise affect, any of the Guaranteed Obligations or the obligations of the Guarantor under this Guaranty; and

(i)    any other circumstance that might otherwise constitute a legal or equitable discharge or defense of the Borrower under the Loan Documents to which it is a party or of the Guarantor in respect of this Guaranty (other than a defense of payment in full or complete performance).

Section 5. Waiver. Without in any way limiting the provisions of Section 1 hereof, the Guarantor hereby waives notice of acceptance hereof, notice of any liability of the Guarantor hereunder,

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notice or proof of reliance by the Administrative Agent, the L/C Issuers or the Lenders upon the obligations of the Guarantor hereunder, and diligence, presentment, demand for payment on the Borrower, protest, notice of dishonor or non-payment of any of the Guaranteed Obligations, or other notice or formalities to the Borrower or the Guarantor of any kind whatsoever.
Section 6. No Obligation To Take Action Against the Borrower. None of the Administrative Agent, any of the L/C Issuers or any of the Lenders shall have any obligation to enforce or exhaust any rights or remedies or to take any other steps under any security for the Guaranteed Obligations or against the Borrower or any other Person or any property of the Borrower or any other Person before the Administrative Agent, the L/C Issuers or the Lenders are entitled to demand payment and performance by the Guarantor of its liabilities and obligations under this Guaranty.

Section 7. Dealing with the Borrower and Others. The Administrative Agent, the L/C Issuers or the Lenders, without releasing, discharging, limiting or otherwise affecting in whole or in part the obligations and liabilities of the Guarantor hereunder and without the consent of or notice to the Guarantor, may:

(a)    grant time, renewals, extensions, compromises, concessions, waivers, releases, discharges and other indulgences to the Borrower or any other Person;

(b)    take or abstain from taking security or collateral from the Borrower or from perfecting security or collateral of the Borrower;

(c)    release, discharge, compromise, realize, enforce or otherwise deal with or do any act or thing in respect of (with or without consideration) any and all collateral, mortgages or other security given by the Borrower or any third party with respect to the obligations or matters contemplated by the Loan Documents;

(d)    accept compromises or arrangements from the Borrower;

(e)    apply all monies at any time received from the Borrower or from any security upon such part of the obligations as the Lenders may see fit or change any such application in whole or in part from time to time as the Lenders may see fit; and

(f)    otherwise deal with, or waive or modify their right to deal with the Borrower and all other Persons and any security as the Lenders, the Administrative Agent or the L/C Issuers may see fit.

Section 8. Governing Law, Waiver of Jury Trial.
1.This Guaranty shall be governed by, and construed in accordance with, the laws of the State of New York.
2.The Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the courts of the State of New York sitting in New York County and the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guaranty, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court. The Guarantor hereby agrees that service of process in any such action or proceeding brought in any such New York

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State court or in such federal court may be made upon the Guarantor c/o Invesco Group Services, Inc. at its offices at 1555 Peachtree Street N.E., Atlanta, Georgia 30309, Attention: General Counsel (the “Process Agent”), and hereby further agrees that the failure of the Process Agent to give any notice of any such service to the Guarantor shall not impair or affect the validity of such service or of any judgment rendered in any action or proceeding based thereon. The Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Guaranty shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Guaranty in the courts of any jurisdiction.
3.The Guarantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guaranty in any New York State or federal court. The Guarantor hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
4.To the extent that the Guarantor has or hereafter may acquire any immunity from the jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, the Guarantor hereby irrevocably waives such immunity in respect of its obligations under this Guaranty and the other Loan Documents.
5.The Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Guaranty shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Guaranty in the courts of any jurisdiction.
6.The Guarantor hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to any of the Loan Documents, the transactions contemplated thereby or the actions of the Administrative Agent, any L/C Issuer or any Lender in the negotiation, administration, performance or enforcement thereof.
Section 9. Judgment.
1.Rate of Exchange. If, for the purpose of obtaining judgment in any court, it is necessary to convert a sum due hereunder in another currency into Dollars, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which, in accordance with normal banking procedures, the Administrative Agent could purchase such other currency with Dollars in New York City, New York, at the close of business on the Business Day immediately preceding the day on which final judgment is given, together with any premiums and costs of exchange payable in connection with such purchase.
2.Indemnity. The obligation of the Guarantor in respect of any sum due from it to the Administrative Agent, any L/C Issuer or any Lender hereunder shall, notwithstanding any judgment in a currency other than Dollars, be discharged only to the extent that on the Business Day next succeeding receipt by the Administrative Agent, such L/C Issuer or such Lender of any sum adjudged to be so due in such other currency, the Administrative Agent, such L/C Issuer or such Lender, as the case may be, may, in accordance with normal banking procedures, purchase Dollars with such other currency. If the Dollars so purchased are less than the sum originally due to the Administrative Agent, such L/C Issuer or such

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Lender in Dollars, the Guarantor agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent, such L/C Issuer or such Lender against such loss, and if the Dollars so purchased exceed the sum originally due to any of the Administrative Agent, any L/C Issuer or any Lender in Dollars, the Administrative Agent, such L/C Issuer or such Lender agrees to remit to the Guarantor such excess.
Section 10. Reinstatement. The Guarantor agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, at any time payment received by the Administrative Agent, any L/C Issuer or any Lender in respect of any Guaranteed Obligations is rescinded or must be restored for any reason, or is repaid by the Administrative Agent, any L/C Issuer or any Lender in whole or in part in good faith settlement of any pending or threatened avoidance claim.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.
INVESCO LTD.

By: /s/

Invesco Finance PLC
Fifth Amended and Restated Guaranty (Parent)
Signature Page